UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21539
                                                     ---------

                First Trust Senior Floating Rate Income Fund II
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                    ---------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                     Date of reporting period: May 31, 2011
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

THE REPORT TO SHAREHOLDERS IS ATTACHED HEREWITH.


                                     ANNUAL
                                     REPORT
                               FOR THE YEAR ENDED
                                  MAY 31, 2011

FIRST TRUST
SENIOR FLOATING RATE
INCOME FUND II

FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

                                 ANNUAL REPORT
                                  MAY 31, 2011

Shareholder Letter ..........................................................  1
At A Glance .................................................................  2
Portfolio Commentary ........................................................  3
Portfolio of Investments ....................................................  5
Statement of Assets and Liabilities ......................................... 16
Statement of Operations ..................................................... 17
Statements of Changes in Net Assets ......................................... 18
Statement of Cash Flows ..................................................... 19
Financial Highlights ........................................................ 20
Notes to Financial Statements ............................................... 21
Report of Independent Registered Public Accounting Firm ..................... 27
Additional Information ...................................................... 28
Board of Trustees and Officers .............................................. 30
Privacy Policy .............................................................. 32


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                           LETTER FROM THE PRESIDENT
                                  MAY 31, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Senior Floating Rate Income Fund II (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, the markets have been recovering from their lows of 2008-2009, bringing relief to economists and investors alike.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Senior Floating Rate Income Fund II

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
"AT A GLANCE"
AS OF MAY 31, 2011 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $14.82
Common Share Net Asset Value ("NAV")                         $14.76
Premium (Discount) to NAV                                      0.41%
Net Assets Applicable to Common Shares                 $373,902,129
Current Monthly Distribution per Common Share (1)           $0.0700
Current Annualized Distribution per Common Share            $0.8400
Current Distribution Rate on Closing Common Share Price (2)    5.67%
Current Distribution Rate on NAV (2)                           5.69%


-------------------------------------------------------------------
          COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
                      Common Share Price       NAV
5/31/10                      12.31            13.91
6/4/2010                     12.20            13.91
6/11/2010                    12.59            13.81
6/18/2010                    12.52            13.83
6/25/2010                    12.68            13.84
7/2/2010                     12.40            13.75
7/9/2010                     12.56            13.76
7/16/2010                    12.73            13.85
7/23/2010                    12.99            13.91
7/30/2010                    13.10            13.98
8/6/2010                     13.08            13.97
8/13/2010                    13.10            13.99
8/20/2010                    13.21            14.02
8/27/2010                    13.20            14.03
9/3/2010                     13.22            14.03
9/10/2010                    13.20            14.07
9/17/2010                    13.10            14.12
9/24/2010                    12.97            14.16
10/1/2010                    13.20            14.17
10/8/2010                    13.12            14.23
10/15/2010                   13.13            14.27
10/22/2010                   13.28            14.30
10/29/2010                   13.30            14.39
11/5/2010                    13.55            14.43
11/12/2010                   13.38            14.45
11/19/2010                   13.63            14.46
11/26/2010                   13.74            14.47
12/3/2010                    13.82            14.43
12/10/2010                   13.75            14.46
12/17/2010                   13.85            14.52
12/23/2010                   13.95            14.55
12/31/2010                   13.95            14.60
1/7/2011                     14.02            14.65
1/14/2011                    14.22            14.73
1/21/2011                    14.34            14.76
1/28/2011                    14.50            14.81
2/4/2011                     14.71            14.79
2/11/2011                    14.43            14.81
2/18/2011                    14.75            14.85
2/25/2011                    14.66            14.84
3/4/2011                     14.68            14.77
3/11/2011                    14.81            14.74
3/18/2011                     14.7            14.68
3/25/2011                    14.86            14.74
4/1/2011                     14.95            14.73
4/8/2011                     15.14            14.77
4/15/2011                    15.11            14.79
4/21/2011                    15.14            14.81
4/29/2011                    15.41            14.83
5/6/2011                     15.48            14.77
5/13/2011                    15.36            14.77
5/20/2011                    15.30            14.76
5/27/2011                    14.85            14.75
5/31/2011                    14.82            14.76


-------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------

                                                        Average Annual Total Return
                                                   -------------------------------------
                                 1 Year Ended      5 Years Ended   Inception (5/25/2004)
                                   5/31/2011         5/31/2011         to 5/31/2011
FUND PERFORMANCE (3)
NAV                                 11.19%             1.77%               2.96%
Market Value                        23.20%             3.41%               2.35%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index        9.28%             5.28%               5.31%


-----------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Health Care Providers & Services               10.7
Media                                          10.0
Chemicals                                       6.4
Diversified Consumer Services                   6.3
Hotels, Restaurants & Leisure                   6.2
Software                                        4.8
Diversified Telecommunication Services          4.5
Aerospace & Defense                             4.2
Capital Markets                                 3.9
Electric Utilities                              3.5
Diversified Financial Services                  3.5
Specialty Retail                                3.3
Containers & Packaging                          2.6
IT Services                                     2.6
Automobiles                                     2.4
Food & Staples Retailing                        2.3
Health Care Equipment & Supplies                2.3
Pharmaceuticals                                 2.2
Commercial Services & Supplies                  2.1
Real Estate Management & Development            2.0
Road & Rail                                     1.6
Life Sciences Tools & Services                  1.4
Oil, Gas & Consumable Fuels                     1.1
Independent Power Producers & Energy Traders    1.1
Food Products                                   1.1
Machinery                                       1.0
Semiconductors & Semiconductor Equipment        1.0
Leisure Equipment & Products                    0.9
Real Estate Investment Trusts (REITs)           0.9
Wireless Telecommunication Services             0.7
Computers & Peripherals                         0.6
Metals & Mining                                 0.5
Paper & Forest Products                         0.5
Health Care Technology                          0.4
Building Products                               0.4
Energy Equipment & Services                     0.3
Insurance                                       0.3
Communications Equipment                        0.2
Household Durables                              0.2
                                              ------
                                      Total   100.0%
                                              ======

-----------------------------------------------------
                                           % OF TOTAL
CREDIT QUALITY (S&P RATINGS) (4)          INVESTMENTS
-----------------------------------------------------
BBB+                                            0.5%
BBB                                             0.6
BBB-                                            4.4
BB+                                             6.8
BB                                             15.5
BB-                                            26.1
B+                                             26.1
B                                              12.1
B-                                              0.6
CCC+                                            1.0
CCC                                             1.1
NR                                              1.4
NR (Privately rated securities)                 3.8
                                              ------
                                      Total   100.0%
                                              ======

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 ISSUERS                            INVESTMENTS
-----------------------------------------------------
Reynolds Consumer Products Holdings, Inc.       1.6%
Nuveen Investments, Inc.                        1.5
LPL Holdings, Inc.                              1.5
Asurion Corp.                                   1.4
Brenntag Holding GmbH & Co.                     1.4
MultiPlan, Inc.                                 1.4
Select Medical Corp.                            1.3
Univision Corp.                                 1.2
CB Richard Ellis Services, Inc.                 1.2
Carestream Health, Inc.                         1.2
                                               -----
                                      Total    13.7%
                                               =====


(1) Most recent distribution paid or declared through 5/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of May 31, 2011, First Trust managed or supervised $52.0 billion in assets. The First Trust Leveraged Finance Investment Team began managing the First Trust Senior Floating Rate Income Fund II on October 12, 2010. The experienced professionals comprising the First Trust Leveraged Finance Investment Team hail from one of the largest managers in the senior loan business and currently manage approximately $535 million in assets. The team's experience includes managing senior secured floating-rate corporate loans ("senior loans") in both the U.S. and Europe, managing high-yield debt and corporate restructuring expertise. The team has managed institutional separate accounts, comingled funds, structured products and retail funds.


                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 15 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst ("CFA") designation.

SCOTT D. FRIES, CFA
VICE PRESIDENT, PORTFOLIO MANAGER

Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 15 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.


                                   COMMENTARY

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

The primary investment objective of First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of senior loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The senior loan market provided relatively strong returns over the twelve-month reporting period. For the full-year period, the S&P/LSTA Leveraged Loan Index (the "Index") (broad-based senior loan market index) returned 9.28%. The reporting period began on a negative note (June 2010 index return was -0.47%) due to potential sovereign risk in Europe, particularly Greece, which led to a flight to quality. Since that time, the senior loan market has generally risen, benefiting from improving credit quality and strong demand for the asset class.

A look at the default rate in the market provides a view to the improving credit conditions over the reporting period. The default rate has steadily moved lower throughout the reporting period. In June 2010, the trailing twelve-month default rate stood at 4.02%; it declined to 0.91% as of May 2011. This puts the current default rate well inside the historic average 3.66% default level for the market. The date range for the historic average default rate is December 1998-May 2011. As this data suggests, corporate performance has generally improved, with issuers showing the ability to grow revenues and cash flows in recent periods.

Alongside improving credit conditions, we have seen demand increase for the asset class, which has benefited secondary loan prices. A major factor regarding demand has been the significant increase in retail senior loan mutual fund flows. For the calendar year to date period, retail senior loan funds have taken in $22.7 billion in new investor dollars. This compares to $4.4 billion over the same five-month period in 2010. Retail investors are drawn to the potentially attractive income and interest rate protection that these funds may offer. Along with the increase in demand, the volume of new loan issuance has also increased over the period with an impressive $25 billion in new loan issuance in the month of May 2011 alone.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011


Overall, the combination of improving credit conditions and strong investor demand provided an environment for impressive returns over the period. Average loan prices in the market have improved 5 points, from 90.4 cents on the dollar at the beginning of the period to 95.4 cents on the dollar at the end of May 2011. With the increase in loan prices, the discounted spread of loans in the market has tightened over the period. In June 2010, the discounted spread to a three-year average life was 6.70%; it has declined steadily to 5.21% at the end of May 2011.

PERFORMANCE ANALYSIS

For the twelve-month period ended May 31, 2011, the Fund generated a market price total return of 23.20% and a net asset value (NAV) total return of 11.19%. The Fund's market price return increased in the period as the market price began the period trading at a -9.38% discount to NAV and improved to a +0.41% premium to NAV at the end of the period.

From an income standpoint, the Fund increased the monthly distribution rate six times over the twelve-month period. The Fund paid $0.039 cents per share in June 2010, and through the dividend increases, it paid $0.07 cents per share in May 2011. This equates to a 79% increase in the level of monthly distributions over the period. These increases were made possible in part through a higher level of coupons paid by holdings within the Fund. At the end of May 2011, the Fund's distribution rate at NAV was 5.69% (5.67% at market price).

The Fund's NAV return for the period of 11.19% outperformed the S&P/LSTA Leveraged Loan Index return of 9.28% by 191 basis points. While the Fund's higher credit quality bias relative to the index detracted from returns in the period (as lower quality loans generally outperformed), the Fund benefited from the use of leverage over the period as loan prices increased.

MARKET AND FUND OUTLOOK

The First Trust Leveraged Finance Team believes that the senior loan market will continue to benefit from the favorable market conditions that exist today. Credit quality is likely to remain strong and we expect default rates to remain at a modest level in the periods ahead. Strong demand for senior loans may continue as investors seek the potential benefits of current income and protection from rising interest rates (senior loans may benefit from rising rates due to the fact they pay a floating interest rate). The combination of a modest default rate and a supportive technical environment should provide a positive backdrop for senior loan returns.

We believe the Fund is positioned well to benefit in what we expect to be a positive environment for the asset class in the periods ahead. Through our rigorous credit research, we seek to identify the best relative value opportunities in the market as potential holdings for the Fund. The portfolio construction process balances the goals of a high current income with portfolio risk. In order to mitigate risk, we expect that the portfolio will remain well diversified and maintain a higher average credit quality than the market as represented by the Index. With loan prices trading, on average, below par, defaults at a modest level, and credit quality generally strong, we believe investors with an intermediate-time horizon will be rewarded by investing in the senior loan asset class, as current market conditions appear to offer investors a compelling value.

DISCLOSURE

The Fund's portfolio holdings are subject to change without notice. Any mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. (Information gathered from Standard & Poor's LCD.)

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS shall not be liable for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with any use of THEIR CONTENT, INCLUDING ratings. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 152.4%

              ADVERTISING - 2.1%
$  6,784,151  Clear Channel Communications, Inc.,
                 Term Loan B.................................   Caa1     CCC+       3.84%        01/29/16     $   5,929,538
   2,000,000  Mood Media Corp., Term Loan, First Lien........    Ba3       B        7.75%        05/06/18         1,990,000
                                                                                                              -------------
                                                                                                                  7,919,538
                                                                                                              -------------
              AEROSPACE & DEFENSE - 7.8%
   2,000,000  Aeroflex, Inc., Term Loan B....................    B1       BB-       4.25%        05/09/18         2,000,000
   1,582,109  DAE Aviation Holdings, Inc., Term Loan B1......    B2        B        5.28%        07/31/14         1,586,064
   1,524,099  DAE Aviation Holdings, Inc., Term Loan B2......    B2        B     5.25%-5.28%     07/31/14         1,527,909
   5,231,239  DynCorp International, Inc., Term Loan.........    Ba1      BB        6.25%        07/07/16         5,257,395
   2,319,621  GenCorp, Inc., Synthetic Letter of Credit......    Ba1      BB-       3.45%        04/30/13         2,267,430
   1,179,819  GenCorp, Inc., Term Loan.......................    Ba1      BB-       3.45%        04/30/13         1,153,273
   1,995,000  Pelican Products, Inc., Term Loan..............  NR (f)   NR (f)      5.00%        03/07/17         1,995,000
   2,241,103  Robertson Fuel Systems, LLC, Term Loan.........  NR (f)   NR (f)      2.94%        04/19/13         2,190,678
   4,224,547  Spirit Aerosystems, Inc., Term Loan B..........    Ba1     BBB-       3.53%        09/30/16         4,241,445
   3,992,915  TASC, Inc., Term Loan B........................    Ba2      BB        4.50%        12/18/15         4,000,901
   2,992,500  Transdigm, Inc., Term Loan B...................    Ba2      BB-       4.00%        12/14/17         3,003,722
                                                                                                              -------------
                                                                                                                 29,223,817
                                                                                                              -------------
              AGRICULTURAL PRODUCTS - 1.1%
   1,158,093  Dole Food Co., Inc., Term Loan B1..............    Ba2      BB-    5.00%-5.50%     03/02/17         1,163,150
   2,876,412  Dole Food Co., Inc., Term Loan C1..............    Ba2      BB-    5.00%-5.50%     03/02/17         2,888,973
                                                                                                              -------------
                                                                                                                  4,052,123
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 2.8%
   6,000,000  Intelsat Jackson Holdings S.A., Term Loan B....    B1       BB-       5.25%        04/02/18         6,034,164
   1,000,000  Level 3 Financing, Inc., Term Loan A...........    B1       B+        2.53%        03/13/14           977,656
   3,114,257  Telesat Canada, U.S. Term Loan I...............    B1       BB-       3.20%        10/31/14         3,097,225
     267,500  Telesat Canada, U.S. Term Loan II..............    B1       BB-       3.20%        10/31/14           266,037
                                                                                                              -------------
                                                                                                                 10,375,082
                                                                                                              -------------
              ALUMINUM - 0.8%
   2,992,500  Novelis, Inc., Term Loan B.....................    Ba2      BB-       4.00%        03/10/17         3,004,659
                                                                                                              -------------
              APPAREL RETAIL - 1.6%
   1,995,000  Gymboree Corp., Term Loan, First Lien..........    B1       B+        5.00%        02/23/18         1,954,685
   4,000,000  Neiman Marcus Group, Term Loan.................    B2       BB-       4.75%        05/16/18         3,973,332
                                                                                                              -------------
                                                                                                                  5,928,017
                                                                                                              -------------
              APPLICATION SOFTWARE - 4.1%
   1,995,000  Bentley Systems, Inc., Term Loan B.............    Ba3      BB+       5.75%        12/29/16         1,995,000
   2,500,000  CCC Information Systems, Inc., Term Loan B.....    B1       B+        5.50%        11/11/15         2,507,812
   4,000,000  Eagle Parent, Inc., Term Loan B................    Ba3      B+        5.00%        05/16/18         3,955,000
   1,995,000  Property Data, Inc., Term Loan.................    Ba3      B+        7.00%        01/04/17         1,989,181
   2,500,000  Trizetto Group, Inc., Term Loan B..............    B1       BB-       4.75%        05/02/18         2,494,375
   2,500,000  Verint Systems, Inc., Term Loan B, First Lien..    B1       B+        4.50%        10/27/17         2,506,250
                                                                                                              -------------
                                                                                                                 15,447,618
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 6.0%
   1,313,950  Grosvenor Capital Management Holdings, LLP,
                 Term Loan...................................  NR (f)   NR (f)      4.25%        12/05/16         1,307,380
   2,369,531  Harbourvest Partners L.P., Term Loan B.........  NR (f)   NR (f)      6.25%        12/19/16         2,381,379
   2,797,273  LPL Holdings, Inc., Extended Term Loan.........    Ba3      BB-       4.25%        06/25/15         2,805,433


                       See Notes to Financial Statements                  Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              ASSET MANAGEMENT & CUSTODY BANKS - (Continued)
$  5,773,049  LPL Holdings, Inc., Term Loan..................    Ba3      BB-       5.25%        06/28/17     $   5,812,739
   1,330,000  Munder Capital Management, Incremental
                 Term Loan...................................  NR (f)   NR (f)      6.00%        03/23/15         1,330,000
   6,704,791  Nuveen Investments, Inc., Extended Term Loan...    B2        B     5.76%-5.81%     05/13/17         6,731,328
   2,000,000  Nuveen Investments, Inc., Term Loan............    B2        B     3.27%-3.31%     11/13/14         1,966,666
                                                                                                              -------------
                                                                                                                 22,334,925
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 2.7%
   2,000,000  Delphi Corp., Term Loan B......................   Baa3     BBB-       3.50%        03/31/17         2,005,834
   4,000,000  HHI Holdings, LLC, Term Loan B.................    B2       B+     7.00%-7.75%     03/21/17         3,990,000
   1,995,000  Tomkins, PLC, Term Loan B......................    Ba2      BB        4.25%        09/29/16         1,999,573
   1,995,000  Transtar Holding Co., Term Loan, First Lien....    Ba3      BB-       5.50%        12/21/16         2,009,962
                                                                                                              -------------
                                                                                                                 10,005,369
                                                                                                              -------------
              AUTOMOBILE MANUFACTURERS - 1.1%
   4,000,000  Metaldyne, LLC, Term Loan B....................    B1       B+        5.25%        05/18/17         4,000,000
                                                                                                              -------------
              AUTOMOTIVE RETAIL - 1.2%
   2,500,000  KAR Holdings, Inc., Term Loan B................    Ba3      BB-       5.00%        05/19/17         2,507,500
   2,000,000  Pilot Travel Centers, LLC, Term Loan B.........    Ba2      BB+       4.25%        03/30/18         2,006,876
                                                                                                              -------------
                                                                                                                  4,514,376
                                                                                                              -------------
              BIOTECHNOLOGY - 1.4%
   5,000,000  Grifols, SA, Term Loan B.......................    Ba3      BB        6.00%        12/31/16         5,038,540
                                                                                                              -------------
              BROADCASTING - 2.7%
   4,423,344  FoxCo Acquisition, LLC, Term Loan B............    B1       B+        4.75%        07/14/15         4,418,877
   1,353,820  Gray Television, Inc., Term Loan B.............    B2        B        3.71%        12/31/14         1,343,173
   1,500,000  Hubbard Radio, LLC, Term Loan B................    Ba3      B+        5.25%        04/28/17         1,509,375
   2,000,000  Raycom TV Broadcasting, LLC, Term Loan B.......    NR       NR        4.50%        06/02/17         1,998,750
     830,278  Sinclair Broadcasting Group, Term Loan B.......   Baa3      BB+       4.00%        10/28/16           830,278
                                                                                                              -------------
                                                                                                                 10,100,453
                                                                                                              -------------
              BUILDING PRODUCTS - 0.5%
   1,990,000  Goodman Global, Inc., Term Loan B..............    B1       B+        5.75%        10/28/16         2,002,151
                                                                                                              -------------
              CABLE & SATELLITE - 5.2%
   1,848,649  Atlantic Broadband Finance, LLC, Term Loan.....    Ba3      B+        4.00%        03/08/16         1,852,100
   1,995,000  Bresnan Broadband Holdings, LLC, Term Loan.....    Ba3      BB+       4.50%        12/14/17         2,002,709
   5,131,102  Charter Communications Operating, LLC,
                 Term Loan C.................................    Ba1      BB+       3.56%        09/06/16         5,133,478
   5,605,485  CSC Holdings, Inc., Term Loan B3, Extended
                 Maturity....................................   Baa3     BBB-       2.06%        03/29/16         5,602,654
   1,995,000  Knology, Inc., Term Loan B.....................    B1       B+        4.00%        08/18/17         1,992,506
     838,594  UPC Broadband Holdings B.V., Term Loan T.......    Ba3      B+        3.71%        12/31/16           839,381
   1,946,576  UPC Broadband Holdings B.V., Term Loan X.......    Ba3      B+        3.71%        12/31/17         1,944,954
                                                                                                              -------------
                                                                                                                 19,367,782
                                                                                                              -------------
              CASINOS & GAMING - 5.2%
   2,000,000  Ameristar Casinos, Inc., Term Loan B...........    Ba3      BB+       4.00%        04/16/18         2,008,558
   3,000,000  CCM Merger, Inc., Term Loan B..................    B3       B+        7.00%        03/01/17         3,040,500
   5,000,000  Harrah's Entertainment, Inc., Term Loan B2.....    B3        B     3.19%-3.27%     01/28/15         4,652,500
   1,995,000  Isle of Capri Casinos, Term Loan B.............    Ba3      BB-       4.75%        03/25/17         2,004,111


Page 6                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              CASINOS & GAMING - (Continued)
$  4,900,965  VML US Finance, LLC, Term Loan B...............    Ba3      BB-       4.70%        05/25/13     $   4,896,882
   3,000,000  Wynn Las Vegas, LLC, Term Loan B...............    Ba3      BB+       3.20%        08/17/15         2,992,500
                                                                                                              -------------
                                                                                                                 19,595,051
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.8%
   3,000,000  Walter Energy, Inc., Term Loan B...............    B1       BB-       4.00%        04/02/18         3,006,135
                                                                                                              -------------
              COMMUNICATIONS EQUIPMENT - 0.3%
   1,000,000  Commscope, Inc., Term Loan B...................    Ba3      BB        5.00%        01/14/18         1,005,000
                                                                                                              -------------
              COMPUTER HARDWARE - 0.9%
   3,325,259  CDW, LLC, Extended Term Loan...................    B2        B        4.50%        07/15/17         3,312,789
                                                                                                              -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 1.7%
     904,762  Global Cash Access, Inc., Term Loan............    B1       BB-       7.00%        03/01/16           911,548
   5,723,889  Harland Clarke Holdings Corp., Term Loan B.....    B1       B+     2.69%-2.81%     06/30/14         5,301,752
                                                                                                              -------------
                                                                                                                  6,213,300
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 5.3%
     637,174  Brenntag Holding GmbH & Co. KG,
                 Acquisition Term Loan.......................    Ba2     BBB-    3.69%-3.96%     01/20/14           635,979
   4,322,712  Brenntag Holding GmbH & Co. KG,
                 Term Loan B2................................    Ba2     BBB-    3.69%-3.75%     01/20/14         4,314,607
   3,000,000  Brenntag Holding GmbH & Co. KG, Term Loan,
                 Second Lien.................................    B1       BB-       6.43%        06/18/15         3,006,249
   3,054,960  Celanese Holdings, LLC, Extended Term Loan.....    Ba1     BBB-       3.30%        10/31/16         3,064,506
   1,406,442  Ineos Group Limited, Term Loan B2..............    B1        B        7.50%        12/16/13         1,452,151
   1,407,306  Ineos Group Limited, Term Loan C2..............    B1        B        8.00%        12/16/14         1,453,043
   5,985,000  Univar, Inc., Term Loan B......................    B2        B        5.00%        06/30/17         5,981,792
                                                                                                              -------------
                                                                                                                 19,908,327
                                                                                                              -------------
              DIVERSIFIED SUPPORT SERVICES - 0.5%
   1,995,000  Brickman Group Holdings, Inc., Term Loan B.....    B1       B+        7.25%        10/14/16         2,024,303
                                                                                                              -------------
              ELECTRIC UTILITIES - 5.4%
   2,000,000  AES Corp., Term Loan B.........................    Ba1      BB+       5.50%        06/01/18         1,998,126
   4,000,000  Calpine Corp., Term Loan B.....................    B1       B+        4.50%        04/01/18         4,008,000
   1,912,682  Great Point Power, LLC, Term Loan..............    Ba1      BB+       4.25%        06/04/17         1,922,245
   5,947,687  NRG Energy, Inc., Extended Synthetic
                 Letter of Credit............................   Baa3      BB+       3.56%        08/31/15         5,946,759
     414,192  NRG Energy, Inc., Extended Term Loan B.........   Baa3      BB+    3.46%-3.56%     08/31/15           414,256
   2,977,612  Race Point Power, LLC, Term Loan...............    Ba2      BB        8.25%        01/11/18         2,985,056
   3,000,000  Star West Generation, LLC, Term Loan B.........    Ba3      B+        6.00%        05/24/18         2,977,500
                                                                                                              -------------
                                                                                                                 20,251,942
                                                                                                              -------------
              ELECTRONIC EQUIPMENT & INSTRUMENT - 0.8%
   3,000,000  iPayment, Inc., Term Loan B....................    Ba2      B+        5.75%        05/08/17         3,013,749
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 2.1%
   5,955,000  EnergySolutions, LLC, Term Loan................    Ba2      BB+       6.25%        08/15/16         5,979,814
   2,000,000  Waste Industries USA, Inc., Term Loan B........    B1       B+        4.75%        03/17/17         2,003,700
                                                                                                              -------------
                                                                                                                  7,983,514
                                                                                                              -------------


                       See Notes to Financial Statements                  Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              FOOD DISTRIBUTORS - 0.4%
$  1,500,000  General Nutrition Centers, Inc., Term Loan B...    B1       B+        4.25%        03/02/18     $   1,501,125
                                                                                                              -------------
              FOOD RETAIL - 3.0%
   4,176,456  SUPERVALU, Inc., Extended Term Loan B2.........    B1       BB        3.46%        10/05/15         4,134,148
   3,752,324  Univision Corp., Term Loan.....................    B2       B+        2.19%        09/29/14         3,626,183
   3,541,272  Univision Corp., Extended Term Loan............    B2       B+        4.44%        03/31/17         3,419,541
                                                                                                              -------------
                                                                                                                 11,179,872
                                                                                                              -------------
              FOREST PRODUCTS - 0.8%
   2,799,430  Georgia-Pacific Corp., Term Loan C.............   Baa2     BBB+       3.56%        12/23/14         2,802,929
                                                                                                              -------------
              GENERAL MERCHANDISE STORES - 0.3%
   1,000,000  Savers, Inc., Term Loan B......................    Ba3      B+        4.25%        03/04/17         1,003,733
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 3.5%
   3,660,306  Biomet, Inc., Dollar Term Loan.................    B1       BB-    3.19%-3.31%     03/25/15         3,637,869
   7,000,000  Carestream Health, Inc., Term Loan B...........    B1       BB-       5.00%        02/28/17         6,651,946
   2,984,576  DJO Finance, LLC, Term Loan....................    Ba2      BB-       3.19%        05/20/14         2,962,812
                                                                                                              -------------
                                                                                                                 13,252,627
                                                                                                              -------------
              HEALTH CARE FACILITIES - 7.3%
   2,558,605  CHS/Community Health Systems, Inc.,
                 Extended Term Loan..........................    Ba3      BB     3.69%-3.75%     01/25/17         2,493,440
   3,000,000  Golden Living Drumm Investors, LLC,
                 Term Loan...................................    B1       B+        5.00%        05/04/18         2,952,000
   3,291,558  HCA, Inc., Term Loan B2........................    Ba2      BB        3.56%        03/31/17         3,270,986
   1,750,000  HCR ManorCare, LLC, Term Loan B................    Ba3      B+        5.00%        04/06/18         1,724,170
   3,500,000  Kindred Healthcare, Inc., Term Loan B..........    Ba3      B+        5.25%        06/01/18         3,493,875
   3,000,000  Select Medical Corp., Term Loan B..............    Ba3      BB-       5.50%        06/01/18         2,977,500
   4,417,640  Select Medical Corp., Term Loan B1.............    Ba2      BB-    3.92%-6.00%     08/22/14         4,419,482
   5,940,225  Vanguard Health Systems, Inc., Term Loan B.....    Ba2      BB-       5.00%        01/29/16         5,936,512
                                                                                                              -------------
                                                                                                                 27,267,965
                                                                                                              -------------
              HEALTH CARE SERVICES - 5.1%
     997,500  Davita, Inc., Term Loan B......................    Ba2      BB        4.50%        10/20/16         1,003,111
   5,000,000  Emergency Medical Services Corp., Term Loan B..    B1       B+        5.25%        05/25/18         4,988,395
   3,974,843  Gentiva Health Services, Inc., Term Loan B.....    Ba2      BB-       4.75%        08/17/16         3,988,508
   1,915,000  Healthways, Inc., Term Loan B..................    Ba2      BB        1.81%        12/01/13         1,838,400
   2,395,325  MedAssets, Inc., Term Loan B...................    Ba3      BB-       5.25%        11/19/16         2,408,300
     997,500  Renal Advantage Holdings, Inc., Term Loan B....    Ba3       B        5.75%        12/10/16         1,003,111
     997,500  Rural Metro Corp., Term Loan B.................    B1       B+        6.00%        11/24/16         1,001,241
   1,990,000  Sheridan Healthcare, Inc., Incremental Term Loan   B1        B        4.00%        06/15/14         1,980,050
     102,041  Vantage Oncology Holdings, LLC, Delayed
                 Draw Term Loan..............................    B2        B        0.75%        01/31/17           101,530
     895,714  Vantage Oncology Holdings, LLC, Term Loan......    B2        B        6.25%        01/31/17           891,236
                                                                                                              -------------
                                                                                                                 19,203,882
                                                                                                              -------------
              HEALTH CARE SUPPLIES - 0.5%
   1,995,000  ConvaTec, Inc., Term Loan B....................    Ba3      B+        5.75%        12/22/16         1,999,987
                                                                                                              -------------
              HOME ENTERTAINMENT SOFTWARE - 0.5%
   2,000,000  NDS Group, Inc., Term Loan B...................    Ba2      BB-       4.00%        03/12/18         2,003,750
                                                                                                              -------------


Page 8                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              HOMEBUILDING - 0.2%
$    957,179  Mattamy Funding Partnership, Term Loan.........  NR (f)   NR (f)      2.56%        04/11/13     $     923,678
                                                                                                              -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.6%
   3,423,502  Dynegy Holdings, Inc., Synthetic Letter of Credit  B2       CCC       4.03%        04/02/13         3,389,743
   3,241,410  Texas Competitive Electric Holdings Company,
                 LLC, Term Loan B3...........................    B2       CCC       3.74%        10/10/14         2,745,069
                                                                                                              -------------
                                                                                                                  6,134,812
                                                                                                              -------------
              INDUSTRIAL MACHINERY - 1.6%
   2,000,000  Douglas Dynamics, LLC, Term Loan...............    B1       BB        5.75%        04/18/18         1,995,000
   3,937,500  Intelligrated, Inc., Term Loan B...............    B2       B+        7.50%        02/17/17         3,917,812
                                                                                                              -------------
                                                                                                                  5,912,812
                                                                                                              -------------
              INTEGRATED TELECOMMUNICATION SERVICES - 3.2%
   1,324,297  Avaya, Inc., Term Loan B1......................    B1        B        3.00%        10/24/14         1,277,450
   2,660,123  Avaya, Inc., Term Loan B3......................    B1        B        4.76%        10/26/17         2,588,815
   2,992,500  Global TelLink, Inc., Term Loan B..............    B1        B        5.00%        11/10/16         2,979,408
   2,992,414  nTelos, Inc., Term Loan B......................    Ba3      BB        4.00%        08/07/15         2,992,414
   2,000,000  Securus Technologies, Inc., Term Loan B........    B1       B+        5.25%        06/07/17         1,996,250
                                                                                                              -------------
                                                                                                                 11,834,337
                                                                                                              -------------
              INTERNET SOFTWARE & SERVICES - 0.8%
   3,000,000  AVG Technologies, Term Loan B..................    B1       B+        7.50%        03/15/16         2,910,000
                                                                                                              -------------
              IT CONSULTING & OTHER SERVICES - 1.2%
     443,424  Apptis (DE), Inc., Term Loan...................    B1       B+        6.50%        12/20/12           442,316
   3,000,000  Presidio, Inc., Term Loan B....................    Ba3      B+        7.25%        03/31/17         2,996,250
     984,034  West Corp., Term Loan B5.......................    Ba3      BB-    4.52%-4.71%     07/15/16           987,724
                                                                                                              -------------
                                                                                                                  4,426,290
                                                                                                              -------------
              LEISURE FACILITIES - 2.3%
     967,231  London Arena and Waterfront Finance, LLC,
                 Term Loan A.................................  NR (f)   NR (f)      2.71%        03/08/12           964,813
   3,870,130  Six Flags, Inc., Term Loan B...................    B1       BB        5.25%        06/30/16         3,897,221
   3,560,000  Universal City Development Partners, Ltd.,
                 Term Loan...................................    Ba2      B+        5.50%        11/06/14         3,580,025
                                                                                                              -------------
                                                                                                                  8,442,059
                                                                                                              -------------
              LEISURE PRODUCTS - 1.4%
   2,990,000  Live Nation Entertainment, Inc., Term Loan B...    Ba2      BB-       4.50%        11/07/16         2,997,439
   1,259,415  LodgeNet Entertainment Corp., Term Loan........    B3        B        6.50%        04/04/14         1,204,316
     840,096  Sram, LLC, Term Loan B.........................    Ba3      BB-    5.00%-5.50%     04/30/15           837,996
                                                                                                              -------------
                                                                                                                  5,039,751
                                                                                                              -------------
              LIFE & HEALTH INSURANCE - 0.5%
   1,733,333  CNO Financial Group, Inc., Term Loan...........    B1        B        6.25%        09/30/16         1,736,583
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 2.1%
   1,985,025  inVentiv Health, Inc., Term Loan...............    Ba3      BB-       4.75%        08/04/16         1,988,128
     332,500  inVentiv Health, Inc., Term Loan B1............    Ba3      BB-       4.75%        08/04/16           331,669
     666,667  inVentiv Health, Inc., Term Loan B2............    Ba3      BB-       1.63%        08/04/16           665,833
   1,421,375  Quintiles Transnational Corp., Term Loan B,
                 First Lien..................................    Ba2      BB        2.31%        03/31/13         1,416,489


                       See Notes to Financial Statements                  Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              LIFE SCIENCES TOOLS & SERVICES - (Continued)
$  3,500,000  Quintiles Transnational Corp., Term Loan B,
                 First Lien..................................    B1       BB-       5.00%        06/02/18     $   3,475,937
                                                                                                              -------------
                                                                                                                  7,878,056
                                                                                                              -------------
              MANAGED HEALTH CARE - 2.1%
   7,818,510  MultiPlan, Inc., Term Loan.....................    Ba3       B        4.75%        08/26/17         7,803,850
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 2.0%
   1,642,750  AMC Entertainment, Inc., Term Loan.............    Ba2      BB-       3.44%        12/15/16         1,633,715
   1,419,231  Filmyard Holdings, LLC, Term Loan B............    Ba2      BB-       7.75%        06/22/16         1,436,971
   1,496,250  Regal Cinemas Corp., Term Loan.................    Ba2      BB-       3.56%        08/23/17         1,495,315
   2,992,500  TWCC Holding Corp., Term Loan B................    Ba3      BB-       4.25%        02/11/17         3,008,710
                                                                                                              -------------
                                                                                                                  7,574,711
                                                                                                              -------------
              OFFICE SERVICES & SUPPLIES - 0.5%
     841,176  Pike Electric, Inc., Term Loan B...............  NR (f)   NR (f)      1.75%        07/01/12           828,559
     950,843  Pike Electric, Inc., Term Loan C...............  NR (f)   NR (f)      1.75%        12/10/12           936,580
                                                                                                              -------------
                                                                                                                  1,765,139
                                                                                                              -------------
              OIL & GAS EQUIPMENT & SERVICES - 0.5%
   1,984,257  Aquilex Holdings, LLC, Term Loan...............    Ba3      BB-       6.00%        04/01/16         1,976,816
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.4%
   1,433,407  SemCrude, L.P., Prefunded Synthetic Letter of
                 Credit......................................    NR       NR        8.50%        11/30/12         1,433,407
     160,508  SemCrude, L.P., Term Loan, Second Lien (g).....    NR       NR        9.00%        11/30/16           161,010
                                                                                                              -------------
                                                                                                                  1,594,417
                                                                                                              -------------
              OIL & GAS REFINING & MARKETING - 0.4%
     105,833  Alon USA, Inc., Term Loan (Edgington Facility).    B1       B+     2.44%-2.50%     08/05/13            94,853
     846,667  Alon USA, Inc., Term Loan (Paramount Facility).    B1       B+     2.44%-2.50%     08/05/13           758,825
     602,421  Citgo Petroleum Corporation, Term Loan B.......    Ba2      BB+       8.00%        06/24/15           613,967
                                                                                                              -------------
                                                                                                                  1,467,645
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 4.3%
   2,995,000  Fifth Third Processing Solutions, LLC, Term
                 Loan B......................................    Ba3      BB-       4.50%        11/03/16         3,002,487
   4,898,611  First American Payment Systems, L.P., Term
                 Loan B......................................    B1       B+        6.75%        11/01/16         4,935,351
     938,593  First Data Corp., Term Loan B2.................    B1       B+        2.94%        09/24/14           876,998
   5,631,559  First Data Corp., Term Loan B3.................    B1       B+        2.94%        09/24/14         5,264,922
   1,000,000  Moneygram International, Term Loan B...........    Ba1      BB-       4.50%        11/18/17         1,004,375
   1,000,000  WorldPay U.S., Inc., Facility B2A (USD)........    Ba2      BB        6.25%        11/30/17         1,001,875
                                                                                                              -------------
                                                                                                                 16,086,008
                                                                                                              -------------
              PACKAGED FOODS & MEATS - 2.1%
   3,875,273  Dean Foods Co., Term Loan B....................    Ba3      BB-       3.56%        04/02/16         3,819,566
   2,000,000  Del Monte Foods Company, Term Loan B...........    Ba3      B+        4.50%        03/08/18         1,999,362
   1,000,000  Farley and Sathers Candy Co., Inc., Term Loan B    B1       B+        6.50%        03/30/18         1,005,000
   1,000,000  JBS USA, LLC, Term Loan B......................    Ba3      BB        4.25%        05/25/18           999,375
                                                                                                              -------------
                                                                                                                  7,823,303
                                                                                                              -------------


Page 10                See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              PAPER PACKAGING - 4.0%
$  2,039,594  Graham Packaging Holdings Co., Term Loan C.....    B1       B+        6.75%        04/05/14     $   2,044,681
   2,000,000  RanPak Corp., Term Loan B......................  NR (f)   NR (f)      4.75%        04/20/17         1,990,000
   9,000,000  Reynolds Consumer Products Holdings, Inc.,
                 Term Loan E.................................    Ba3      BB        4.25%        02/09/18         8,994,375
   2,000,000  Rock-Tenn Co., Term Loan B.....................   Baa3      BBB       3.50%        05/27/18         2,005,750
                                                                                                              -------------
                                                                                                                 15,034,806
                                                                                                              -------------
              PHARMACEUTICALS - 3.3%
   1,975,000  Amneal Pharmaceuticals, LLC, Term Loan B.......    NR       NR        6.25%        12/16/15         1,965,125
   2,822,518  Catalent Pharma Solutions, Inc., Dollar Term
                 Loan........................................    Ba3      BB-       2.44%        04/10/14         2,744,193
   2,499,419  IMS Health, Term Loan B........................    Ba3      BB        4.50%        08/26/17         2,504,105
   1,698,313  Mylan, Inc., Term Loan B.......................   Baa3      BBB       3.56%        10/02/14         1,703,729
   1,600,000  Warner Chilcott, PLC, Term Loan B1.............    Ba3     BBB-       4.25%        03/15/18         1,602,991
     800,000  Warner Chilcott, PLC, Term Loan B2.............    Ba3     BBB-       4.25%        03/15/18           801,495
   1,100,000  Warner Chilcott, PLC, Term Loan B3.............    Ba3     BBB-       4.25%        03/15/18         1,102,056
                                                                                                              -------------
                                                                                                                 12,423,694
                                                                                                              -------------
              PUBLISHING - 1.4%
   2,992,500  Cenveo Corporation, Term Loan..................    Ba3      BB-       6.25%        12/21/16         3,012,699
   1,990,000  Getty Images, Inc., Term Loan B................    Ba3      BB-       5.25%        11/09/16         2,001,194
     792,542  Yell Group, PLC, Term Loan B1..................   Caa1      B-        3.94%        07/31/14           320,187
                                                                                                              -------------
                                                                                                                  5,334,080
                                                                                                              -------------
              REAL ESTATE OPERATING COMPANIES - 0.8%
   2,992,500  ClubCorp Corp Operations, Inc., Term Loan......    Ba2      BB        6.00%        11/30/16         3,009,333
                                                                                                              -------------
              REAL ESTATE SERVICES - 2.2%
   1,990,000  CB Richard Ellis Services, Inc., Term Loan B...    Ba1      BB        3.45%        11/10/16         1,983,781
   2,000,000  CB Richard Ellis Services, Inc., Term Loan C...    Ba1      BB        1.63%        03/04/18         1,987,500
   3,000,000  CB Richard Ellis Services, Inc., Term Loan D...    Ba1      BB        1.75%        09/04/19         2,981,250
   1,393,829  Realogy Corp., Term Loan, First Lien...........    B1       B-        4.52%        10/10/16         1,295,514
                                                                                                              -------------
                                                                                                                  8,248,045
                                                                                                              -------------
              RESTAURANTS - 2.0%
   1,995,000  Burger King Corp., Term Loan B.................    Ba3      BB-       4.50%        10/19/16         1,989,286
   2,246,250  Dunkin' Brands, Inc., Term Loan B..............    B2        B        4.25%        11/23/17         2,247,654
   3,389,764  Focus Brands, Inc., Term Loan B................    B2        B     5.25%-6.25%     11/05/16         3,402,476
                                                                                                              -------------
                                                                                                                  7,639,416
                                                                                                              -------------
              RETAIL REITS - 1.3%
   4,948,672  Capital Automotive L.P., Term Loan B...........    Ba3      B+        5.00%        03/11/17         4,908,464
                                                                                                              -------------
              SEMICONDUTORS - 1.5%
   3,977,392  Freescale Semiconductor, Inc., Extended Term
                 Loan........................................    B1        B        4.46%        12/01/16         3,960,612
   1,622,804  Intersil Corporation, Term Loan................    Ba2      BB+       4.75%        04/27/16         1,629,904
                                                                                                              -------------
                                                                                                                  5,590,516
                                                                                                              -------------


                       See Notes to Financial Statements                 Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

              SPECIALIZED CONSUMER SERVICES - 9.6%
$  2,000,000  Acosta, Inc., Term Loan B......................  NR (f)   NR (f)      4.75%        03/01/18     $   2,002,000
   5,985,000  Advantage Sales & Marketing, Inc., Term Loan,
                 First Lien..................................  NR (f)     B+        5.25%        12/17/17         6,002,895
   6,509,440  Affinion Group, Inc., Term Loan B..............    Ba3      BB-       5.00%        10/09/16         6,504,557
     226,464  ARAMARK Corp., Prefunded Synthetic Letter
                 of Credit 2.................................    Ba3      BB        3.51%        07/26/16           226,110
   3,443,529  ARAMARK Corp., Term Loan B.....................    Ba3      BB        3.56%        07/26/16         3,438,150
   6,000,000  Asurion Corp., Term Loan B.....................  NR (f)     B+        5.50%        05/24/18         5,942,466
   2,000,000  Asurion Corp., Term Loan, Second Lien..........  NR (f)     B-        9.00%        05/24/19         2,017,084
   1,960,531  Language Line, LLC, Term Loan B................    Ba3      B+        6.25%        06/20/16         1,970,334
   2,715,625  Nielsen Finance, LLC, Dollar Term Loan B.......    Ba2      BB        3.96%        05/02/16         2,715,625
   1,473,769  Nielsen Finance, LLC, Dollar Term Loan C.......    Ba2      BB        3.46%        05/02/16         1,469,558
   1,529,285  Protection One, Inc., Term Loan................    Ba3      BB        6.00%        06/04/16         1,531,835
   2,000,000  Symphony IRI Group, Inc., Term Loan B-2........    B1       B+        5.00%        12/01/17         2,000,000
                                                                                                              -------------
                                                                                                                 35,820,614
                                                                                                              -------------
              SPECIALTY CHEMICALS - 4.0%
   1,774,468  Arizona Chemical, Inc., Term Loan B............    B1       B+        4.75%        11/19/16         1,781,122
   1,991,424  Houghton International, Inc., Term Loan B......    B1        B        6.75%        01/31/16         2,002,626
   1,972,881  Nusil Technology, LLC, Term Loan, First Lien...  NR (f)   NR (f)      5.25%        04/07/17         1,980,280
   1,492,500  Omnova Solutions, Inc., Term Loan B............    Ba2      B+        5.75%        05/31/17         1,504,627
   2,000,000  Rockwood Specialties Goup, Inc., Term Loan B...    Ba1     BBB-       3.75%        02/09/18         2,012,858
   3,485,294  Solutia, Inc., Term Loan.......................    Ba1      BB+       3.50%        08/01/17         3,491,519
   1,995,000  Styron Corp., Term Loan B......................    B1       B+        6.00%        08/02/17         2,005,687
                                                                                                              -------------
                                                                                                                 14,778,719
                                                                                                              -------------
              SPECIALTY STORES - 2.5%
   2,000,000  Jo-Ann Stores, Inc., Term Loan B...............    B1       B+        4.75%        03/16/18         1,978,500
   3,491,250  NBTY, Inc., Term Loan B........................    Ba3      BB-       4.25%        10/01/17         3,489,047
   3,960,000  Petco Animal Supplies, Inc., Term Loan.........    B1        B        4.50%        11/24/17         3,956,464
                                                                                                              -------------
                                                                                                                  9,424,011
                                                                                                              -------------
              SYSTEMS SOFTWARE - 2.6%
   1,021,024  Open Solutions, Inc., Term Loan, First Lien....    B1       BB-       2.39%        01/23/14           890,333
     500,000  SunGard Data Systems, Inc., Incremental Term
                 Loan........................................    Ba3      BB        3.71%        02/28/14           501,250
   4,260,021  SunGard Data Systems, Inc., Term Loan B........    Ba3      BB     3.86%-3.89%     02/28/16         4,256,473
   3,990,000  Vertafore, Inc., Term Loan, First Lien.........    B1       B+        5.25%        07/29/16         4,004,962
                                                                                                              -------------
                                                                                                                  9,653,018
                                                                                                              -------------
              TRUCKING - 2.5%
   4,000,000  Hertz Corp., Term Loan B.......................    Ba1      BB        3.75%        03/11/18         3,999,976
   3,000,000  Sirva Worldwide, Inc., Term Loan B.............  NR (f)   NR (f)     10.75%        03/31/16         2,917,500
   2,358,385  Swift Transportation Co., Inc., Term Loan B....    B1       BB-       6.00%        12/21/16         2,370,149
                                                                                                              -------------
                                                                                                                  9,287,625
                                                                                                              -------------
              WIRELESS TELECOMMUNICATION SERVICES - 2.0%
   3,495,000  MetroPCS Wireless, Inc., Term Loan B...........    Ba1      BB        4.00%        03/18/18         3,478,982
   2,992,500  Syniverse Technologies, Inc., Term Loan B......    B1       BB-       5.25%        12/22/17         3,007,463
   1,000,000  TowerCo Finance, LLC, Term Loan B..............    Ba3      BB-       5.25%        02/02/17         1,002,188
                                                                                                              -------------
                                                                                                                  7,488,633
                                                                                                              -------------

Page 12                See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011

                                                                   RATINGS
 PRINCIPAL                                                     (UNAUDITED) (c)                    STATED
   VALUE                        DESCRIPTION                    MOODY'S   S&P       RATE (d)    MATURITY (e)       VALUE
------------  -----------------------------------------------  ---------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)

              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................................    $ 569,815,671
              (Cost $569,651,859)                                                                             -------------

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                                RATE (d)    MATURITY (e)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
NOTES - 0.0%

              HOMEBUILDING - 0.0%
$    727,273  TOUSA, Inc. (Payment-In-Kind Election Note) (h) (i) (j) (k).....     14.75%        07/01/15     $           0
                                                                                                              -------------
              TOTAL NOTES..................................................................................               0
              (Cost $436,364)                                                                                 -------------


   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
COMMON STOCKS - 0.6%

              DIVERSIFIED CHEMICALS - 0.5%
      38,260  LyondellBasell Industries AF S.C.A., Class B.................................................       1,676,170
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.1%
      19,828  SemGroup Corp., Class A (l)..................................................................         504,623
                                                                                                              -------------
              TOTAL COMMON STOCKS..........................................................................       2,180,793
              (Cost $1,129,017)                                                                               -------------

WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (h) (j)..................................................................           4,073
                                                                                                              -------------
              TOTAL WARRANTS...............................................................................           4,073
              (Cost $0)                                                                                       -------------

PREFERRED STOCKS - 0.0%

              HOMEBUILDING - 0.0%
       4,273  TOUSA, Inc. (8.0%, Series A Convertible Payment-In-Kind Preferred Stock) (h) (i)(j) (l)......               0
                                                                                                              -------------
              TOTAL PREFERRED STOCKS.......................................................................               0
              (Cost $2,563,636)                                                                               -------------


              TOTAL INVESTMENTS - 153.0%...................................................................     572,000,537
              (Cost $573,780,876) (m)                                                                         -------------

              OUTSTANDING LOAN - (42.8%)...................................................................    (160,000,000)

              NET OTHER ASSETS AND LIABILITIES - (10.2%)...................................................     (38,098,408)
                                                                                                              -------------
              NET ASSETS - 100.0%..........................................................................   $ 373,902,129
                                                                                                              =============

---------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(c) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
MAY 31, 2011

(d) Senior Loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum base LIBOR rate.

(e) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(f) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(g) Interest for the period commencing on November 30, 2009 and ending on December 31, 2011 shall be payable, at the Borrowers' option, (i) in cash at a rate per annum equal to 9% ("Cash Interest") or (ii) in Payment-in-Kind interest at a rate per annum equal to 11%. Commencing on January 1, 2012, interest shall be payable as Cash Interest.

(h) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(i)   This borrower has filed for protection in federal bankruptcy court.

(j) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 1 D - Restricted Investments in the Notes to Financial Statements).

(k) This security is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum will be paid in cash and 13.75% of interest per annum shall be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination thereof. Interest is to be paid semi-annually; however, the issuer is in default and income is not being accrued.

(l)   Non-income producing security.

(m) Aggregate cost for federal income tax purposes is $573,989,886. As of May 31, 2011, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,153,529 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,142,878.

NR    Not Rated


Page 14                See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) (b) - (Continued)
MAY 31, 2011


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                                          LEVEL 3
                                                      TOTAL         LEVEL 1                             SIGNIFICANT
                                                     VALUE AT        QUOTED      LEVEL 2 SIGNIFICANT    UNOBSERVABLE
                                                    5/31/2011        PRICES       OBSERVABLE INPUTS        INPUTS
                                                   ------------    ----------    -------------------    ------------
Senior Floating-Rate Loan Interests:
     Application Software                          $ 15,447,618    $       --        $ 13,452,618       $  1,995,000
     Asset Management & Custody Banks                22,334,925            --          17,316,166          5,018,759
     Electric Utilities                              20,251,942            --          15,344,641          4,907,301
     Health Care Services                            19,203,882            --          16,372,716          2,831,166
     Homebuilding                                       923,678            --                  --            923,678
     Internet Software & Services                     2,910,000            --                  --          2,910,000
     Leisure Products                                 5,039,751            --           4,201,755            837,996
     Movies & Entertainment                           7,574,711            --           6,137,740          1,436,971
     Office Services & Supplies                       1,765,139            --                  --          1,765,139
     Other Diversified Financial Services            16,086,008            --          11,150,657          4,935,351
     Paper Packaging                                 15,034,806            --          13,044,806          1,990,000
     Pharmaceuticals                                 12,423,694            --          10,458,569          1,965,125
     Trucking                                         9,287,625            --           6,370,125          2,917,500
     Other Industry Categories*                     421,531,892            --         421,531,892                 --
                                                   ------------    ----------        ------------       ------------
     Total Senior Floating-Rate Loan Interests      569,815,671            --         535,381,685         34,433,986
Common Stocks*                                        2,180,793     2,180,793                  --                 --
Warrants*                                                 4,073            --               4,073                 --
                                                   ------------    ----------        ------------       ------------
Total Investments                                  $572,000,537    $2,180,793        $535,385,758       $ 34,433,986
                                                   ============    ==========        ============       ============


* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:


                                                                                 CHANGE IN
INVESTMENTS AT FAIR VALUE                        TRANSFERS                     NET UNREALIZED      NET
USING SIGNIFICANT UNOBSERVABLE   BALANCE AS OF    IN (OUT)     NET REALIZED     APPRECIATION    PURCHASES   BALANCE AS OF
INPUTS (LEVEL 3)                 MAY 31, 2010    OF LEVEL 3   GAINS (LOSSES)   (DEPRECIATION)    (SALES)    MAY 31, 2011
------------------------------   -------------   ----------   --------------   --------------   ---------   -------------
Senior Floating-Rate
  Loan Interests                  $17,428,350   $(2,992,694)      $1,972          $883,185     $19,113,173   $34,433,986


Net change in unrealized appreciation/depreciation from Level 3 investments held as of May 31, 2011 was $353,334 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.


                       See Notes to Financial Statements                 Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011

ASSETS:
Investments, at value
   (Cost $573,780,876).........................................................................      $572,000,537
Cash...........................................................................................         4,649,541
Prepaid expenses...............................................................................           588,346
Receivables:
   Investment securities sold..................................................................         9,317,712
   Interest....................................................................................         2,478,785
                                                                                                     ------------
      Total Assets.............................................................................       589,034,921
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................       160,000,000
Payables:
   Investment securities purchased.............................................................        54,461,145
   Investment advisory fees....................................................................           339,470
   Interest and fees on loan...................................................................           135,541
   Audit and tax fees..........................................................................            73,389
   Administrative fees.........................................................................            31,621
   Printing fees...............................................................................            26,889
   Legal fees..................................................................................            21,884
   Custodian fees..............................................................................            19,698
   Trustees' fees and expenses.................................................................             9,766
   Transfer agent fees.........................................................................             3,734
Other liabilities..............................................................................             9,655
                                                                                                     ------------
      Total Liabilities........................................................................       215,132,792
                                                                                                     ------------
NET ASSETS.....................................................................................      $373,902,129
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $480,876,196
Par value......................................................................................           253,352
Accumulated net investment income (loss).......................................................         1,018,448
Accumulated net realized gain (loss) on investments............................................      (106,465,528)
Net unrealized appreciation (depreciation) on investments......................................        (1,780,339)
                                                                                                     ------------
NET ASSETS.....................................................................................      $373,902,129
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      14.76
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        25,335,277
                                                                                                     ============


Page 16                See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2011

INVESTMENT INCOME:
Interest.......................................................................................      $ 24,275,595
Dividends (net of foreign withholding tax of $574).............................................             3,252
Other..........................................................................................         1,476,102
                                                                                                     ------------
   Total investment income.....................................................................        25,754,949
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         3,880,280
Interest and fees on loan......................................................................         2,423,752
Administrative fees............................................................................           356,522
Legal fees.....................................................................................           101,646
Printing fees..................................................................................            96,771
Custodian fees.................................................................................            78,163
Audit and tax fees.............................................................................            60,971
Trustees' fees and expenses....................................................................            39,590
Transfer agent fees............................................................................            25,478
Other..........................................................................................           138,551
                                                                                                     ------------
   Total expenses..............................................................................         7,201,724
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        18,553,225
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           596,325
   Net change in unrealized appreciation (depreciation) on investments.........................        18,626,513
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        19,222,838
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................       $ 37,776,063
                                                                                                     ============



                       See Notes to Financial Statements                 Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR            YEAR
                                                                                        ENDED           ENDED
                                                                                      5/31/2011       5/31/2010
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $ 18,553,225    $ 11,942,860
Net realized gain (loss)...........................................................       596,325     (26,152,489)
Net change in unrealized appreciation (depreciation)...............................    18,626,513      80,382,463
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations....................    37,776,063      65,757,625
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (17,618,839)    (10,749,074)
Net realized gain..................................................................            --              --
Return of capital..................................................................            --              --
                                                                                     ------------    ------------
Total distributions to shareholders................................................   (17,618,839)    (10,749,074)
                                                                                     ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................       639,102              --
                                                                                     ------------    ------------

Net increase (decrease) in net assets resulting from capital transactions..........       639,102              --
                                                                                     ------------    ------------
Total increase (decrease) in net assets............................................    20,796,326      55,008,551
NET ASSETS:
Beginning of period................................................................   353,105,803     298,097,252
                                                                                     ------------    ------------
End of period......................................................................  $373,902,129    $353,105,803
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period..........................  $  1,018,448    $   (152,524)
                                                                                     ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................    25,291,939      25,291,939
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........        43,338              --
                                                                                     ------------    ------------

Common Shares at end of period.....................................................    25,335,277      25,291,939
                                                                                     ============    ============


Page 18                See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................  $ 37,776,063
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments.....................................................  (511,794,168)
      Sales, maturities and paydowns of investments................................   499,869,412
      Net amortization/accretion of premiums/discounts on investments..............    (2,767,993)
      Net realized gain/loss on investments........................................      (596,325)
      Net change in unrealized appreciation/depreciation on investments............   (18,626,513)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable..............................................      (658,501)
      Increase in prepaid expenses.................................................      (189,440)
      Decrease in interest and fees on loan payable................................       (54,831)
      Increase in investment advisory fees payable.................................        20,741
      Increase in audit and tax fees payable.......................................         5,189
      Decrease in legal fees payable...............................................       (25,043)
      Decrease in printing fees payable............................................        (5,107)
      Increase in administrative fees payable.............. ........................        4,288
      Increase in custodian fees payable...........................................         6,576
      Increase in transfer agent fees payable......................................         1,411
      Increase in Trustees' fees and expenses payable..............................            13
      Increase in other liabilities................................................         3,836
                                                                                     ------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                  $  2,969,608
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Shares reinvested.......................................       639,102
      Distributions to Common Shareholders ........................................   (17,618,839)
      Proceeds from borrowings.....................................................    67,500,000
      Repayment of borrowings......................................................   (61,000,000)
                                                                                     ------------
CASH USED IN FINANCING ACTIVITIES..................................................                   (10,479,737)
                                                                                                     ------------
Decrease in cash...................................................................                    (7,510,129)
Cash at beginning of period........................................................                    12,159,670
                                                                                                     ------------
CASH AT END OF PERIOD..............................................................                  $  4,649,541
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                  $  2,659,661
                                                                                                     ============



                       See Notes to Financial Statements                 Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                        5/31/2011 (a)    5/31/2010      5/31/2009      5/31/2008      5/31/2007
                                                        -------------    ---------      ---------      ---------      ---------
Net asset value, beginning of period .................    $   13.96      $   11.79      $   16.42      $   18.91      $   19.00
                                                          ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................         0.73           0.47           0.87           1.45           1.66
Net realized and unrealized gain (loss) ..............         0.77           2.15          (4.63)         (2.37)         (0.04)
Distributions paid to AMP (b) Shareholders from:
     Net investment income ...........................           --          (0.02)         (0.09)         (0.20)         (0.21)
                                                          ---------      ---------      ---------      ---------      ---------
Total from investment operations .....................         1.50           2.60          (3.85)         (1.12)          1.41
                                                          ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ................................        (0.70)         (0.43)         (0.78)         (1.37)         (1.50)
Net realized gain.....................................           --             --             --             --             --
Return of capital.....................................           --             --             --             --             --
                                                          ---------      ---------      ---------      ---------      ---------
Total distributions to Common Shareholders............        (0.70)         (0.43)         (0.78)         (1.37)         (1.50)
                                                          ---------      ---------      ---------      ---------      ---------
Net asset value, end of period .......................    $   14.76      $   13.96      $   11.79      $   16.42      $   18.91
                                                          =========      =========      =========      =========      =========
Market value, end of period ..........................    $   14.82      $   12.65      $   10.04      $   14.76      $   18.81
                                                          =========      =========      =========      =========      =========
Total return based on net asset value (c).............        11.19%         22.99%        (22.07)%        (5.19)%         8.04%
                                                          =========      =========      =========      =========      =========
Total return based on market value (c)................        23.20%         30.76%        (26.11)%       (14.32)%        15.95%
                                                          =========      =========      =========      =========      =========
-----------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHARES:

Ratio of total expenses to average net assets ........        1.98%          2.42%          3.40%          3.63%          3.55%
Ratio of total expenses to average net assets
   excluding interest expense ........................        1.31%          1.39%          1.62%          1.54%          1.45%
Ratio of net investment income (loss) to average
   net assets                                                 5.09%          3.49%          7.34%          8.52%          8.80%
Ratio of net investment income (loss) to average
   net assets net of AMP Shares dividends (d).........          N/A          3.37%          6.60%          7.34%          7.70%
SUPPLEMENTAL DATA:
Portfolio turnover rate ..............................          95%            52%            15%            31%            78%
Net assets, end of period (in 000's)..................    $ 373,902      $ 353,106      $ 298,097      $ 415,187      $ 478,169
Ratio of total expenses to total average Managed
   Assets (e).........................................        1.39%          1.77%          2.02%          2.22%          2.26%
Ratio of total expenses to total average Managed
   Assets excluding interest expense (e)..............        0.92%          1.01%          0.96%          0.94%          0.92%
PREFERRED SHARES AND LOAN OUTSTANDING
Total AMP Shares outstanding (f)......................          N/A            N/A          3,200          4,000          4,000
Liquidation and market value per AMP share (g)........          N/A            N/A      $  25,018      $  25,039      $  25,045
Asset coverage per share..............................          N/A            N/A      $ 118,155 (h)  $ 128,797 (h)  $ 179,792 (i)
Total loan outstanding (in 000's) ....................    $ 160,000      $ 153,500      $  57,050      $ 175,000      $ 141,000
Asset coverage per $1,000 of loan outstanding (j).....    $   3,337      $   3,300      $   7,627      $   3,944      $   5,100

-----------------------

(a) From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's sub-advisor. Effective October 12, 2010, the Leveraged Finance Investment Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. (See
      Note 3 in the Notes to Financial Statements).

(b)   Auction Market Preferred ("AMP") Shares.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Ratio reflects the effect of distributions to AMP Shareholders.

(e) Managed Assets are calculated by taking the Fund's average daily total asset value (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities, other than the principal amount of borrowings.

(f) As of November 18, 2009, the Fund no longer has any Series A or Series B AMP Shares outstanding.

(g)   Includes accumulated and unpaid distributions to AMP Shareholders.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding. If this methodology had been used historically, fiscal year 2007 would have been $144,542.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the number of AMP Shares outstanding.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.


Page 20                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011


                              1. FUND DESCRIPTION

First Trust Senior Floating Rate Income Fund II (formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II) (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans ("Senior Loans")1. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses broker quotes to value the Senior Loans.

Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices. Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at their closing bid prices.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt securities and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

1 The terms "security" and "securities" used throughout the Notes to Financial Statements includes Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011


 1)   the fundamental business data relating to the issuer;

 2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

 3)   the type, size and cost of the security;

 4)   the financial statements of the issuer;

 5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

 6)   the information as to any transactions in or offers for the security;

 7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

 8)   the coupon payments;

 9) the quality, value and salability of collateral, if any, securing the security;

10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

12)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing portfolio investments are not necessarily an indication of the risks associated with investing in those investments. A summary of the inputs used to value the Fund's portfolio investments as of May 31, 2011 is included with the Fund's Portfolio of Investments.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $5,736,114 as of May 31, 2011.

D. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2011, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011

registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity dates and yields for these issuers.

                                                                                                    % OF
                                                                                                 NET ASSETS
                                                                                                 APPLICABLE
                                   ACQUISITION    PRINCIPAL     VALUE       CURRENT              TO COMMON
SECURITY                              DATE      VALUE/SHARES  PER SHARE  CARRYING COST    VALUE    SHARES
-----------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants      6/29/09           1,449    $  2.81    $        --   $ 4,073     0.00% *
TOUSA, Inc. - Notes                 7/31/07(1)   $  727,273         --        436,364        --     0.00
TOUSA, Inc. - Preferred Stocks      7/31/07(1)        4,273         --      2,563,636        --     0.00
                                                                          --------------------------------
                                                                          $ 3,000,000   $ 4,073     0.00% *
                                                                          ================================

* Amount is less than 0.01%.

(1) Security was acquired through a restructuring that was effective on July 31, 2007.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended May 31, 2011, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $236,586, a decrease in accumulated net realized gain (loss) on investments of $246,403 and an increase to paid-in capital of $9,817. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended May 31, 2011 and 2010 is as follows:

                 Distributions paid from:            2011              2010
                                                -------------      ------------
                 Ordinary income.............   $  17,618,839      $ 11,164,283

As of May 31, 2011, the components of distributable earnings and net assets on a tax basis were as follows:

                 Undistributed ordinary income.................. $    1,062,013
                 Undistributed capital gains....................             --
                                                                 --------------
                 Total undistributed earnings...................      1,062,013
                 Accumulated capital and other losses...........   (106,300,083)
                 Net unrealized appreciation (depreciation).....     (1,989,349)
                                                                 --------------
                 Total accumulated earnings (losses)............   (107,227,419)
                 Other..........................................             --
                 Paid-in capital................................    481,129,548
                                                                 --------------
                 Net assets..................................... $  373,902,129
                                                                 ==============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011


The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $106,124,058, expiring as follows:

         EXPIRATION DATE             AMOUNT
         May 31, 2014         $   3,984,460
         May 31, 2016         $   3,611,723
         May 31, 2017         $  25,585,953
         May 31, 2018         $  68,278,827
         May 31, 2019         $   4,663,095

Certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2011, the Fund intends to elect to defer net realized losses incurred between November 1, 2010 and May 31, 2011 of $176,025.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of May 31, 2011, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statements, if any.

G. EXPENSES:

The Fund pays all expenses directly related to its operations.

H. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any. All other disclosures required by ASU 2010-06 were adopted on June 1, 2010 and are reflected in the financial statements and footnotes.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Four Corners Capital Management, LLC ("Four Corners") served as the Fund's investment sub-advisor and managed the Fund's portfolio subject to First Trust's supervision until October 12, 2010. Four Corners received an annual portfolio management fee of 0.38% of Managed Assets that was paid monthly by First Trust from its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements. The Transaction did not impact the day-to-day operations of the Fund.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust which was entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent shareholder approval. A new investment management agreement with First Trust was approved by the Board of Trustees of the Fund and was submitted to shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011


of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. An annual shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement was held on December 20, 2010, at which time the new investment management agreement was approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

Also, effective October 12, 2010, the Leveraged Finance Investment Team of First Trust assumed the day-to-day responsibility for management of the Fund's portfolio. Additionally, effective October 12, 2010, the Fund's name was changed from First Trust/Four Corners Senior Floating Rate Income Fund II to "First Trust Senior Floating Rate Income Fund II." The Fund continues to trade under the same ticker symbol "FCT."

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which was renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms before rotating to serve as Chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                     4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the fiscal year ended May 31, 2011 were $539,574,942 and $505,103,416, respectively.

                                 5. BORROWINGS

The Fund has entered into a Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 9, 2012 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility was $160,000,000. Effective May 11, 2011, the total commitment under the Credit Facility was increased to $170,000,000. For the fiscal year ended May 31, 2011, the average amount outstanding was $153,065,753. The loans under the Credit Facility funded by CRC Funding, LLC (the "Conduit Lender") bear interest for each settlement period at a rate per annum based on the commercial paper rate of the Conduit Lender. The loans under the Credit Facility funded by Citibank, N.A. (the "Secondary Lender") bear interest for each settlement period at a per annum rate equal to (i) the Eurodollar rate for the settlement period plus 0.60% or (ii) the alternate base rate plus 0.60%. For the fiscal year ended May 31, 2011, the Fund had no loans under the Credit Facility funded by the Secondary Lender. The high and low annual interest rates for the loans under the Credit Facility funded by the Conduit Lender during the fiscal year ended May 31, 2011, were 0.46% and 0.18%, respectively, with a weighted average interest rate of 0.31%. The annual interest rate in effect for such loans at May 31, 2011 was 0.27%. The Fund also pays additional borrowing costs, which includes a program fee of 0.30% of the amount outstanding and a liquidity fee of 0.30% of the total commitment under the Credit Facility per year. On May 11, 2011, the Fund extended the expiration date of the Credit Facility for another year and paid upfront closing fees of $595,000. Such fees are amortized over a one year period and are included with the other borrowing costs in "Interest and fees on loan" on the Statement of Operations.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the investments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  MAY 31, 2011


Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Investment prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the investments is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On June 20, 2011, the Fund declared a dividend of $0.0700 per share to Common Shareholders of record on July 6, 2011, payable July 15, 2011.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II ("the Fund") (formerly known as First Trust/Four Corners Senior Floating Rate Income Fund II), including the portfolio of investments, as of May 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011 by correspondence with the Fund's custodian, agent banks, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Senior Floating Rate Income Fund II as of May 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
July 25, 2011

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of January 4, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Shareholder Meeting for the Fund was held on December 6, 2010 (the "meeting"). At the meeting, Trustee James A. Bowen was elected a Class III Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. In addition, Trustees Thomas R. Kadlec and Robert F. Keith (previously elected as "Preferred Trustees" at the 2009 annual meeting of shareholders of the Fund) were elected as "Common Share Trustees." Thomas R. Kadlec was elected a Class I Trustee for a one-year term expiring at the Fund's annual meeting of shareholders in 2011, and Robert F. Keith was elected a Class III Trustee serving a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 13,360,934 and the number of abstentions was 1,394,726. The number of votes cast in favor of Mr. Keith was 13,362,646 and the number of abstentions was 1,393,014. The number of votes cast in favor of Mr. Kadlec was 13,364,342 and the number of abstentions was 1,391,318.

The meeting was continued to December 20, 2010, at which time shareholders approved a new Investment Management Agreement for the Fund. The number of votes cast in favor of the New Investment Management Agreement was 10,116,685, the number of votes against was 763,734, and the number of abstentions was 371,087. The terms of the New Investment Management Agreement are substantially similar to the terms of the previous agreements.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2011, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2011 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                 PORTFOLIOS IN THE        OTHER
                                 TERM OF OFFICE                                                     FIRST TRUST      TRUSTEESHIPS OR
                                      AND                                                          FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, DATE OF BIRTH       LENGTH OF               PRINCIPAL OCCUPATIONS                   OVERSEEN BY          HELD BY
  AND POSITION WITH THE FUND       SERVICE(1)                DURING PAST 5 YEARS                      TRUSTEE            TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee    o Three Year Term  Physician; President, Wheaton Orthopedics;           82           None
c/o First Trust Advisors L.P.                      Co-owner and Co-Director (January 1996
120 E. Liberty Drive,           o Since Fund       to May 2007), Sports Med Center for Fitness;
  Suite 400                       Inception        Limited Partner, Gundersen Real Estate
Wheaton, IL 60187                                  Limited Partnership; Member,
D.O.B.: 04/51                                      Sportsmed LLC

Thomas R. Kadlec, Trustee       o Three Year Term  President (March 2010 to Present), Senior            82           Director of
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                        ADM Investor
120 E. Liberty Drive,           o Since Fund       (May 2007 to March 2010), Vice President                          Services, Inc.
  Suite 400                       Inception        and Chief Financial Officer (1990 to May                          and ADM
Wheaton, IL 60187                                  2007), ADM Investor Services, Inc.                                Investor
D.O.B.: 11/57                                      (Futures Commission Merchant)                                     Services
                                                                                                                     International

Robert F. Keith, Trustee        o Three Year Term  President (2003 to Present), Hibs                    82           None
c/o First Trust Advisors L.P.                      Enterprises (Financial and Management
120 E. Liberty Drive,           o Since June 2006  Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three Year Term  President (June 2002 to Present), Covenant           82           Director of
c/o First Trust Advisors L.P.                      College                                                           Covenant
120 E. Liberty Drive,           o Since Fund                                                                         Transport Inc.
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,        o Three Year       Chief Executive Officer (December 2010 to            82           Trustee of
President, Chairman of the        Trustee Term     Present), President (until December 2010),                        Wheaton
Board and CEO(2)                  and Indefinite   First Trust Advisors L.P. and First Trust                         College
120 E. Liberty Drive,             Officer Term     Portfolios L.P.; Chairman of the Board of
  Suite 400                                        Directors, BondWave LLC (Software
Wheaton, IL 60187               o Since Fund       Development Company/Investment
D.O.B.: 09/55                     Inception        Advisor) and Stonebridge Advisors LLC
                                                   (Investment Advisor)


------------
(1) Currently, Thomas R. Kadlec and Richard E. Ericson, as Class I Trustees, are serving as trustees until the Fund's 2011 annual meeting of shareholders. Niel B. Nielson, as Class II Trustee, is serving as trustee until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Robert R. Keith, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (Continued)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                            MAY 31, 2011 (UNAUDITED)

      NAME, ADDRESS             POSITION AND OFFICES        TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
    AND DATE OF BIRTH               WITH FUND               LENGTH OF SERVICE           DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                 Treasurer, Chief Financial  o Indefinite term           Chief Operations Officer (December 2010 to
120 E. Liberty Drive,           Officer and Chief                                       Present) and Chief Financial Officer, First
  Suite 400                     Accounting Officer          o Since Fund Inception      Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                       Portfolios L.P.; Chief Financial Officer,
D.O.B.: 11/57                                                                           BondWave LLC (Software Development Company/
                                                                                        Investment Advisor) and Stonebridge
                                                                                        Advisors LLC (Investment Advisor)

Erin E. Chapman                 Assistant Secretary         o Indefinite term           Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                                   Present), Associate Counsel (March 2006 to
  Suite 400                                                 o Since June 2009           October 2007), First Trust Advisors L.P. and
Wheaton, IL 60187                                                                       First Trust Portfolios L.P.;  Associate
D.O.B.: 08/76                                                                           Attorney (November 2003 to March 2006),
                                                                                        Doyle & Bolotin, Ltd.

James M. Dykas                  Assistant Treasurer         o Indefinite term           Controller (January 2011 to Present), Senior
120 E. Liberty Drive,                                                                   Vice President (April 2007 to January 2011),
  Suite 400                                                 o Since Fund Inception      Vice President (January 2005 to April 2007),
Wheaton, IL 60187                                                                       First Trust Advisors L.P. and First Trust
D.O.B.: 01/66                                                                           Portfolios L.P.

Christopher R. Fallow           Assistant Vice President    o Indefinite term           Assistant Vice President (August 2006 to
120 E. Liberty Drive,                                                                   Present), Associate (January 2005 to August
  Suite 400                                                 o Since Fund Inception      2006), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                                       Trust Portfolios L.P.
D.O.B.: 04/79

W. Scott Jardine                Secretary                   o Indefinite term           General Counsel, First Trust Advisors L.P.,
120 E. Liberty Drive,                                                                   First Trust Portfolios L.P. and BondWave LLC
  Suite 400                                                 o Since Fund Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                                       Advisor); Secretary of Stonebridge Advisors
D.O.B.: 05/60                                                                           LLC (Investment Advisor)

Daniel J. Lindquist             Vice President              o Indefinite term           Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                                   Present), First Trust Advisors L.P. and
  Suite 400                                                 o Since Fund Inception      First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70

Coleen D. Lynch                 Assistant Vice President    o Indefinite term           Assistant Vice President (January 2008 to
120 E. Liberty Drive,                                                                   Present), First Trust Advisors L.P. and
  Suite 400                                                 o Since Fund Inception      First Trust Portfolios L.P.; Vice President
Wheaton, IL 60187                                                                       (May 1998 to January 2008), Van Kampen Asset
DOB: 07/58                                                                              Management and Morgan Stanley Investment
                                                                                        Management

Kristi A. Maher                 Assistant Secretary and     o Indefinite term           Deputy General Counsel (May 2007 to
120 E. Liberty Drive,           Chief Compliance Officer                                Present), Assistant General Counsel (March
  Suite 400                                                 o Assistant Secretary       2004 to May 2007), First Trust Advisors L.P.
Wheaton, IL 60187                                             since Fund Inception      and First Trust Portfolios L.P.
D.O.B.: 12/66
                                                            o Chief Compliance
                                                              Officer since January
                                                              2011

------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                            MAY 31, 2011 (UNAUDITED)


                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
BNY Mellon Investment Servicing Trust Company
(formerly PFPC Trust Company)
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[Blank Back Cover]

ITEM 2.  CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,500 for 2010 and $55,000 for 2011.

      (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

      AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

      (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2010 and $0 for 2011. These fees were for tax consultation and tax preparation.

      TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2010 and $0 for 2011.

      (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

      ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
            (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                  (b)  0%

                  (c)  0%

                  (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2010 were $5,200 and $36,000 for the Registrant and the Registrant's investment adviser, respectively, and for 2011 were $15.18 and $0 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6.  INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JULY 29, 2011

On October 12, 2010, the Leveraged Finance Investment Team of First Trust Advisors L.P. ("First Trust") took over the portfolio management of the Registrant, responsible for directing the investment activities within the Registrant. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is also a Senior Credit Analyst assigned to certain industries, The Portfolio Managers are supported in their portfolio management activities by a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts report to Mr. Housey.

William Housey, CFA

Senior Vice President, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 15 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and
Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst ("CFA") designation.

Scott D. Fries, CFA

Vice President, Portfolio Manager

Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 15 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

     (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

INFORMATION PROVIDED AS OF MAY 31, 2011

 Name of Portfolio                            Total              # of Accounts Managed for    Total Assets for which
  Manager or Team                        # of Accounts  Total   which Advisory Fee is Based  Advisory Fee is Based on
       Member         Type of Accounts*     Managed**   Assets         on Performance              Performance
--------------------  -----------------  -------------  ------  ---------------------------  ------------------------

1.  William Housey,   Registered               0          $0                 0                          $0
    CFA               Investment
                      Companies:

                      Other Pooled             0          $0                 0                          $0
                      Investment

                      Vehicles:
                      Other Accounts:          0          $0                 0                          $0

2.  Scott Fries,      Registered               0          $0                 0                          $0
    CFA               Investment

                      Companies:
                      Other Pooled             0          $0                 0                          $0
                      Investment

                      Vehicles:
                      Other Accounts:          0          $0                 0                          $0

         ** Information excludes the registrant.





POTENTIAL CONFLICTS OF INTERESTS



Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. Currently, the Leveraged Finance Investment Team of First Trust does not manage or oversee any other funds or accounts. Accordingly, there should not be material conflicts in the allocation of investment opportunities between the Registrant and other accounts managed by the Leveraged Finance Investment Team.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security.

First Trust and FTP also maintain a confidential watch list of all issuers for which the Leveraged Finance Investment Team has material non-public information in its possession an all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the watch list.

     (a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS INFORMATION PROVIDED AS OF JULY 29, 2011



The compensation structure for the Leveraged Finance Investment Team of First Trust is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Leveraged Finance Investment Team are not based upon criteria such as performance of the Registrant or the value of assets of the Fund, although discretionary bonuses for Leveraged Finance Team members are based on the profitability of the leveraged finance department.


     (a)(4) DISCLOSURE OF SECURITIES OWNERSHIP AS OF MAY 31, 2011

            ------------------------------  ---------------------------------
             Name of Portfolio Manager or    Dollar ($) Range of Fund Shares
                     Team Member                   Beneficially Owned
            ------------------------------  ---------------------------------


                    William Housey                    $0 (0 shares)
            ------------------------------  ---------------------------------


                     Scott Fries            $10,001 - $50,000 (1,000 shares)
            ------------------------------  ---------------------------------


     (b)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Senior Floating Rate Income Fund II
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                          ------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  July 18, 2011
    -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                          ------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  July 18, 2011
    -------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                          ------------------------------------------------------
                           Mark R. Bradley, Treasurer, Chief Financial
                           Officer and Chief Accounting Officer
                           (principal financial officer)

Date  July 18, 2011
    -------------------

* Print the name and title of each signing officer under his or her signature.